UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On March 23, 2021, Intel Corporation (“Intel”) issued a press release providing an update on its manufacturing strategy, including its manufacturing expansion plans and its intention to become a major provider of foundry services, as well as updates on its 7-nanometer manufacturing process and product roadmap. This press release is furnished as Exhibit 99.1 to this report. Intel’s webcast discussing these updates will be available for replay at www.intc.com.

On March 23, 2021, Intel also issued a press release providing an update regarding its financial guidance for the first quarter of 2021 and providing full-year financial guidance for 2021. This press release is furnished as Exhibit 99.2 to this report.

Forward-Looking Statements

This report and the exhibits attached hereto contain forward-looking statements relating to Intel’s business outlook and future plans and expectations, including with respect to Intel’s strategy, internal and external manufacturing plans, manufacturing expansion and investment plans including Intel’s anticipated Arizona expansion, plans and goals related to Intel’s foundry business, future products and technology, and Intel’s planned research collaboration with IBM. Such statements involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” “strategy,” “progress,” “path,” “vision,” “course,” “formula,” “accelerate,” and “committed” and variations of such words and similar expressions are intended to identify forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, and uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s current expectations and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations include, among others, the factors set forth in the exhibits attached hereto and in Intel’s reports filed or furnished with the Securities and Exchange Commission (“SEC”), including Intel’s most recent Annual Report on Form 10-K, available at Intel’s investor relations website at www.intc.com and the SEC’s website at www.sec.gov. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this report and the exhibits attached hereto, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

The information in Item 7.01 of this report and the exhibits attached hereto are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are provided as part of this report:

Exhibit	Description

99.1	Press release titled “Intel CEO Pat Gelsinger Announces ‘IDM 2.0’ Strategy for Manufacturing, Innovation and Product Leadership,” issued by Intel on March 23, 2021

99.2	Press release titled “Intel Provides Financial Update and Full-Year Business Outlook,” issued by Intel on March 23, 2021

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: March 23, 2021	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary